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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 20, 2004


                            LAKES ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


          MINNESOTA                      0-24993               41-1913991
(State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)


   130 CHESHIRE LANE, MINNETONKA, MINNESOTA                      55305
   (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (952) 449-9092


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)     Exhibits

         99.1 Lakes Entertainment, Inc. Press Release dated July 20, 2004.
         99.2 Lakes Entertainment, Inc. Press Release dated July 21, 2004.

ITEM 9. REGULATION FD DISCLOSURE

         On July 20, 2004 and July 21, 2004, Lakes Entertainment, Inc. issued press releases. A copy of each press release is attached as Exhibit 99.1 and 99.2, respectively, to this Form 8-K.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             LAKES ENTERTAINMENT, INC.
                             (Registrant)



Date: July 21, 2004          By:  /s/Timothy J. Cope
                                 ------------------------------------------
                             Name: Timothy J. Cope
                             Title:   President and Chief Financial Officer


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                                  EXHIBIT INDEX

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

EXHIBIT NO.       DESCRIPTION
-----------       -----------

  99.1            Press Release dated July 20, 2004.
  99.2            Press Release dated July 21, 2004.